Subsequent event	12 Months Ended
Dec. 31, 2018
Subsequent Event
20. Subsequent event

On April 15, 2018, the Company announced the signing of a definitive agreement (the “Arrangement Agreement”) to merge the Company (the “Transaction”) with Difference Capital Financial Inc. (“Difference”). The Transaction will be accounted for as a business combination under IFRS 3, Business Combinations, with Mogo as the acquirer.

On April 15, 2018, the Company announced the signing of a definitive agreement (the “Arrangement Agreement”) to merge the Company (the “Transaction”) with Difference Capital Financial Inc. (“Difference”).

Under the terms of the Arrangement Agreement, each Mogo common share, excluding those already owned by Difference, will be exchanged for one Difference common share. As a result of the exchange, former Mogo shareholders will hold approximately 80% of the common shares of the resulting company (the “Resulting Issuer”), and former Difference shareholders will hold approximately 20% of the common shares of the Resulting Issuer. Following the combination, the Resulting Issuer is expected to be named Mogo Inc.

As at December 31, 2018, Difference held 2,449,163 Mogo common shares. Michael Wekerle, Difference’s Executive Chair and largest minority shareholder, also directly held 2,550,972 Mogo common shares. Difference is an investment company with cash resources and a portfolio of investments in some of the premier private technology companies in Canada.

The Transaction has been unanimously approved by the Special Committees and Board of Directors of both Mogo and Difference and is expected to close in the second quarter of 2019. The Transaction is subject to customary closing conditions, including required regulatory approvals, as well as approval by the Company’s shareholders.